Fees Summary	Oct. 09, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 40,000,000,000
Previously Paid Amount	153.1
Total Fee Amount	2,105,125
Total Offset Amount	0
Net Fee	$ 2,104,971.9